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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Equivest Finance, Inc.
Greenwich, Connecticut


We hereby consent to the incorporation by reference of our report, dated March 17, 2000, included in this Form 10KSB into the previously filed Equivest Finance, Inc.'s Registration Statement on Form S-8 (No. 333-74357).

                                          /s/ Firley, Moran, Freer & Eassa, P.C.


Syracuse, New York
March 30, 2000

                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Equivest Finance, Inc.
Greenwich, Connecticut


We hereby consent to the incorporation by reference of our report, dated March 17, 2000, included in this Form 10KSB into the previously filed Equivest Finance, Inc.'s Registration Statement on Form S-8 (No. 333-74357).

                                          /s/ Firley, Moran, Freer & Eassa, P.C.


Syracuse, New York
March 30, 2000
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